Exhibit 21.1

SUBSIDIARY LISTING OF PHILLIPS 66

December 10, 2021

Company Name	Incorporation Location
Asamera Oil (US) Inc.	US, Montana
C.S. Land, Inc.	US, California
Central Retail Holdings LLC	US, Delaware
Douglas Oil Company of California	US, California
Gray Oak Holdings LLC	US, Delaware
JET Energy Trading GmbH	Germany
JET Petrol Limited	Northern Ireland
JET Petroleum Limited	England
JET Retail UK Limited	England
JET Tankstellen Austria GmbH	Austria
JET Tankstellen Deutschland GmbH	Germany
Kansas City Retail and Convenience LLC	US, Delaware
Kayo Oil Company	US, Delaware
KHQ LLC	US, Delaware
Linden Urban Renewal Limited Partnership	US, New Jersey
Merey Sweeny LLC	US, Delaware
OK CNG 5, LLC	US, Oklahoma
Phillips 66 Alliance Dock LLC	US, Delaware
Phillips 66 Alliance H2PL LLC	US, Delaware
Phillips 66 Aviation LLC	US, Delaware
Phillips 66 Canada Ltd.	Canada, Alberta
Phillips 66 Capital Holdings LLC	US, Delaware
Phillips 66 Carrier LLC	US, Delaware
Phillips 66 Central Europe Inc.	US, Delaware
Phillips 66 Communications Inc.	US, Delaware
Phillips 66 Company	US, Delaware
Phillips 66 Continental Holding GmbH	Germany
Phillips 66 CS Limited	England
Phillips 66 DAPL Holdings LLC	US, Delaware
Phillips 66 ETCO Holdings LLC	US, Delaware
Phillips 66 European Power Limited	England
Phillips 66 Export Terminal Alpha LLC	US, Delaware
Phillips 66 Export Terminal Bravo LLC	US, Delaware
Phillips 66 Export Terminal Charlie LLC	US, Delaware
Phillips 66 Export Terminal Delta LLC	US, Delaware

Company Name	Incorporation Location
Phillips 66 Export Terminal LLC	US, Delaware
Phillips 66 GmbH	Switzerland
Phillips 66 Gulf Coast Pipeline LLC	US, Delaware
Phillips 66 Gulf Coast Properties Alpha LLC	US, Delaware
Phillips 66 Gulf Coast Properties Bravo LLC	US, Delaware
Phillips 66 Gulf Coast Properties LLC	US, Delaware
Phillips 66 International Holdings Company	US, Delaware
Phillips 66 International Investments Ltd.	Cayman
Phillips 66 International Trading Pte. Ltd.	Singapore
Phillips 66 Investment Holdings LLC	US, Delaware
Phillips 66 Ireland Pension Trust Limited	Ireland
Phillips 66 LCR Isomerization LLC	US, Delaware
Phillips 66 Limited	England
Phillips 66 Partners Finance Corporation	US, Delaware
Phillips 66 Partners GP LLC	US, Delaware
Phillips 66 Partners Holdings LLC	US, Delaware
Phillips 66 Partners LP	US, Delaware
Phillips 66 Pension Plan Trustee Limited	England
Phillips 66 Pipeline LLC	US, Delaware
Phillips 66 Project Development Inc.	US, Delaware
Phillips 66 Sand Hills LLC	US, Delaware
Phillips 66 Southern Hills LLC	US, Delaware
Phillips 66 Spectrum Corporation	US, Delaware
Phillips 66 Stillwater Retail Corporation	US, Delaware
Phillips 66 Stillwater Retail One LLC	US, Delaware
Phillips 66 Stillwater Retail Two LLC	US, Delaware
Phillips 66 Sweeny Crude Export LLC	US, Delaware
Phillips 66 Sweeny Frac 2 A LLC	US, Delaware
Phillips 66 Sweeny Frac 2 B LLC	US, Delaware
Phillips 66 Sweeny Frac 2 C LLC	US, Delaware
Phillips 66 Sweeny Frac 2 LLC	US, Delaware
Phillips 66 Sweeny Frac LLC	US, Delaware
Phillips 66 Sweeny-Freeport 2 Pipeline LLC	US, Delaware
Phillips 66 Sweeny-Freeport A LLC	US, Delaware
Phillips 66 Sweeny-Freeport B LLC	US, Delaware
Phillips 66 Sweeny-Freeport LLC	US, Delaware
Phillips 66 Treasury Limited	England
Phillips 66 TS Limited	England
Phillips 66 UK Development Limited	England
Phillips 66 UK Funding Limited	England

Company Name	Incorporation Location
Phillips 66 UK Holdings Limited	England
Phillips 66 WRB Partner LLC	US, Delaware
Phillips Chemical Holdings LLC	US, Delaware
Phillips Gas Company LLC	US, Delaware
Phillips Gas Company Shareholder, Inc.	US, Delaware
Phillips Utility Gas Corporation	US, Delaware
Phoenix Sub LLC	US, Delaware
Pioneer Investments Corp.	US, Delaware
Pioneer Pipe Line Company	US, Delaware
Qingdao Phillips 66 Energy Co. Ltd.	China
Radius Insurance Company	Cayman
Salt Lake Terminal Company	US, Delaware
Sentinel Transportation, LLC	US, Delaware
SHC Insurance Company	US, Texas
Spirit Insurance Company	US, Vermont
Sweeny Cogeneration LLC	US, Delaware
WesTTex 66 Pipeline LLC	US, Delaware
West Retail Holdings LLC	US, Delaware

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